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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 7, 2001
                                                         ------------------


                           THE MED-DESIGN CORPORATION
                      -------- ---------------------------
                 (Exact Name of Registrant Specified in Charter)


      Delaware                       0-25852                  23-2771475
  ----------------            ---------------------       --------------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


          2810 Bunsen Avenue
         Ventura, California                                       93003
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(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Press Release dated September 7, 2001.

Item 9.  Regulation FD Disclosure.

                  On September 7, 2001, the Company entered into
         Addendum Number One to its Development and Licensing Agreement for Safety "Seldinger" Needle Device with MedAmicus, Inc., originally dated August 25, 2000. Pursuant to the terms of the Addendum, the Company will receive an initial payment of $2,000,000, $1,000,000 of which may be payable in MedAmicus registered common stock. In addition, the Company is entitled to receive royalties of 20% of net sales of the product, which royalty rate may be reduced to 17% if certain sales volumes are met. The press release issued by the Company announcing the Addendum is filed as
         Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MED-DESIGN CORPORATION
                                                     (Registrant)


                                             By   /s/ Joseph N. Bongiovanni, III
                                                  ------------------------------
                                                  Joseph N. Bongiovanni, III
                                                  Vice President and Secretary



Dated: September 13, 2001


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                                  Exhibit Index
                                  -------------

Exhibit
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99.1     Press Release dated September 7, 2001.